                             LETTER OF TRANSMITTAL

              TO TENDER 8 1/2% SENIOR SUBORDINATED NOTES DUE 2007

                                       OF

                                  TRACOR, INC.
                           PURSUANT TO THE PROSPECTUS

                              DATED APRIL 18, 1997

                                       BY

                                  TRACOR, INC.


THE OFFER TO EXCHANGE WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 16, 1997, UNLESS EXTENDED TO A DATE NOT LATER THAN JUNE 13, 1997 (THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                             TO THE EXCHANGE AGENT:
                       U.S. TRUST COMPANY OF TEXAS, N.A.

           By Mail:              By Overnight Mail or Courier:             By Hand:
 U.S. Trust Company of Texas,    U.S. Trust Company of Texas,    U.S. Trust Company of Texas,
              N.A.                           N.A.                            N.A.
        Corporate Trust                 Corporate Trust                 Corporate Trust
         P.O. Box 841              770 Broadway, 13th Floor        111 Broadway, Lower Level
        Cooper Station           New York, New York 10003-9598   New York, New York 10006-1906
 New York, New York 10276-0841
Facsimile Transmission Number:       Confirm by Telephone:               Information:
        (212) 420-6504                  (212) 420-6624                  (800) 225-2398
                                                                        (212) 420-6624

     Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery. The accompanying instructions should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that he has received and reviewed the Prospectus dated April 18, 1997 (the "Prospectus") of Tracor, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") $1,000 principal amount of 8 1/2% Senior Subordinated Notes due 2007 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 8 1/2% Senior Subordinated Notes due 2007 (the "Original Notes") as set forth in the Prospectus. The Original Notes that are not exchanged will remain restricted securities and may be resold only (i) to the Company, (ii) pursuant to Rule 144A or Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), (iii) outside the United States to a foreign person pursuant to the requirements of Rule 904 under the Securities Act, or (iv) pursuant to an effective registration statement under the Securities Act. See "The Exchange Offer -- Consequences of Failure to Exchange" in the Prospectus.

     Upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal, the Company will exchange $1,000 principal amount of the Exchange Notes, registered under the Securities Act pursuant to a registration statement on Form S-4 filed by the Company, for each $1,000 principal amount of its outstanding Original Notes properly delivered by a Holder thereof to U.S. Trust Company of Texas, N.A., as exchange agent (the "Exchange Agent"), and not withdrawn on or prior to the Expiration Date. No Holder may withdraw a tender following the Expiration Date. In order to be entitled to receive the Exchange Notes, a tendering Holder must properly tender the Original Notes to the Exchange Agent, and not withdraw such tender, on or prior to the Expiration Date. If a Holder's Original Notes are not properly tendered by the Expiration Date pursuant to the Exchange Offer, such Holder will not receive Exchange Notes.

     By executing the Letter of Transmittal, the undersigned represents to the Company that, among other things, (i) the Exchange Notes to be acquired by the Holder of the Original Note in connection with the Exchange Offer are being acquired by the Holder in the ordinary course of business of the Holder, (ii) the Holder has no arrangement or understanding with any person to participate in the distribution of Exchange Notes, (iii) the Holder acknowledges and agrees that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purposes of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters (see "The Exchange Offer -- Resale of Exchange Notes"), (iv) the Holder understands that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by such Holder in exchange for Original Notes acquired by such Holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, and (v) the Holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. If the Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, by executing this Letter of Transmittal, the Holder acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the Holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. See "The Exchange Offer -- Procedures for Tendering."

     The Exchange Offer may be extended, terminated, amended or consummated as provided in the Prospectus. During any such extension of the Exchange Offer, all Original Notes previously tendered and not withdrawn pursuant to such Exchange Offer will remain subject to the Exchange Offer and may be accepted thereafter for exchange by the Company.

     No alternative, conditional or contingent tenders will be accepted. A tendering Holder, by execution of this Letter of Transmittal, or facsimile hereof, waives all rights to receive notice of acceptance of such Holder's Original Notes for exchange. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be completed by Holders of Original Notes if certificates representing such Original Notes are to be forwarded herewith or if delivery of such certificates are to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

     Holders whose certificates representing the Original Notes are not immediately available or who cannot deliver certificates and all other required documents to the Exchange Agent or complete the procedure for book-entry transfer on or prior to the Expiration Date may nevertheless tender Original Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "Principal Terms of the Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. In order to ensure participation in the Exchange Offer, Original Notes must be properly tendered on or before the Expiration Date.

     List below the Original Notes that are to be tendered pursuant to this Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the list to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF NOTES TENDERED
------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE PRINCIPAL
    NAME(S) AND ADDRESS(ES) OF HOLDER(S)          CERTIFICATE       AMOUNT REPRESENTED    PRINCIPAL AMOUNT
         (PLEASE FILL IN, IF BLANK)               NUMBER(S)(1)      BY CERTIFICATE(S)       TENDERED(2)
------------------------------------------------------------------------------------------------------------

                                                ---------------------------------------------------------

                                                ---------------------------------------------------------

                                                ---------------------------------------------------------

                                                ---------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       Total Principal Amount Tendered
------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Holders who tender by book-entry.
 (2) Unless otherwise indicated in this column, any tendering Holder will be deemed to have tendered the entire principal amount represented by the Original Notes indicated in the column labeled "Aggregate
     Principal Amount Represented by Certificate(s)." See Instruction 5.
------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution:
  -----------------------------------------------------------------------------

  Account Number:
  ------------------------------------------------------------------------------

  Transaction Code Number:
  ------------------------------------------------------------------------------

[ ]CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Holder(s):
   -----------------------------------------------------------------------------

   Window Ticket Number (if any):
   ----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   -------------------------------------------------------

   Name of Eligible Institution that guaranteed delivery:
   -------------------------------------------------------

   [ ] Check box if delivered by Book-Entry Transfer

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Only Holders are entitled to tender their Original Notes in the Exchange Offer. Any financial institution that is a participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Original Notes and who wishes to make book-entry delivery of Original Notes as described above must complete and execute a participant's letter (which will be distributed to participants by the Book-Entry Transfer Facility) instructing the Book-Entry Transfer Facility's nominee to complete and sign the proxy attached thereto. Persons who are beneficial owners of Original Notes but are not Holders and who seek to tender Original Notes should (i) contact the Holder of such Original Notes and instruct such Holder to tender on his behalf, (ii) obtain and include with this Letter of Transmittal Original Notes properly endorsed for transfer by the Holder, with signatures on the endorsement guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trading company having an office in the United States (each, an "Eligible Institution") or (iii) effect a record transfer of such Original Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Original Notes prior to 5:00 P.M., New York City time, on the Expiration Date.

     HOLDERS WHO WISH TO RECEIVE THE EXCHANGE NOTES MUST TENDER THEIR ORIGINAL NOTES ON OR PRIOR TO THE EXPIRATION DATE. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

To: Tracor, Inc. (the "Company")

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company, the Original Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company, all right, title and interest in and to all such Original Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by the Book-Entry Transfer Facility, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such Original Notes for transfer on the relevant register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Original Notes (except that the Exchange Agent will have no rights to or control, except as agent for the Company, for the Exchange Notes delivered in connection with the Exchange Offer) all in accordance with the terms of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND, THAT WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS, RESTRICTIONS, CLAIMS, CHARGES, ENCUMBRANCES, CONDITIONAL SALES AGREEMENTS OR OTHER OBLIGATIONS RELATING TO THE SALE OR TRANSFER THEREOF, AND NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND PURCHASE OF THE ORIGINAL NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER. DELIVERY OF ENCLOSED ORIGINAL NOTES SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO SUCH ORIGINAL NOTES SHALL PASS, ONLY UPON PROPER DELIVERY THEREOF TO THE EXCHANGE AGENT.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Original Notes properly tendered may be withdrawn at any time prior to the Expiration Date. Holders will receive the Exchange Notes only if their tenders have been properly delivered on or prior to the Expiration Date and not revoked on or prior to the Expiration Date.

     Original Notes may not be withdrawn after the Expiration Date unless the Exchange Offer with respect to such Original Notes is terminated without any Original Notes being accepted for exchange thereunder. In the event of such a termination, such Original Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable.

     The Exchange Offer is subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions the Company may not be required to accept the Original Notes properly tendered hereby. In such event, the tendered Original Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Exchange Offer with respect to such issue is terminated without any Original Notes being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

     Unless otherwise indicated under "Special Issuance Instructions" below, the Exchange Agent will issue the Exchange Notes for any Original Notes tendered hereby that are accepted for exchange, and/or return any certificates representing Original Notes not tendered or not accepted for exchange in the name(s) of the Holder(s) appearing under "Description of Securities Tendered." Similarly, unless otherwise indicated under

"Special Delivery Instructions," the Exchange Notes, and/or any certificates representing Original Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to be returned will be sent to the address(es) of the Holder(s) appearing under "Description of Securities Tendered." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the Exchange Notes will be issued, if applicable, and the certificates representing any Original Notes not tendered or not accepted for exchange (and any accompanying documents, as appropriate) will be returned in the name of, and delivered to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Original Notes, the account maintained at the Book-Entry Transfer Facility indicated above will be credited with any Original Notes not tendered or not accepted for exchange. The undersigned recognizes that neither the Exchange Agent nor the Company, has any obligation pursuant to the Special Issuance Instructions to transfer any Original Notes from the name of the Holder thereof if the Company does not accept for exchange any of the Original Notes so tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the certificates representing the Exchange Notes and/or certificates representing Original Notes not accepted for exchange are to be issued in the name of someone other than the undersigned, or if Original Notes delivered by book-entry transfer not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue Certificate(s) to:

Name:
-------------------------------------------------------------------------------
                                    (Please Print)

Address:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (Including Zip Code)

-------------------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

[ ] Credit unaccepted Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

-------------------------------------------------------------------------------
                                (Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the Exchange Notes and/or certificates representing Original Notes not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate(s) to:

Name:
-------------------------------------------------------------------------------
                                    (Please Print)

Address:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (Including Zip Code)

-------------------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

                                   SIGNATURES

                           HOLDERS OF ORIGINAL NOTES

                                   SIGN HERE

            IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
                           THIS LETTER OF TRANSMITTAL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      (Signature(s) of Holder(s) of Notes)

Date:                   , 1997
------------------------

     (Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Original Notes or on a security position listing or by person(s) authorized to become Holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title):
--------------------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Tax Identification or Social Security No.
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

--------------------------------------------------------------------------------
                             (Authorized Signature)

Name:
--------------------------------------------------------------------------------
                             (Please Type or Print)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                         (Address -- Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Date:
---------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if the Original Notes tendered hereby are tendered (a) by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Original Notes) thereof, unless such Holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the preceding page, or (b) for the account of a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial hank trust company having an office in the United States (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Original Notes but are not Holders and who seek to tender Original Notes should (i) contact the Holder of such Original Notes and instruct such Holder to tender on his behalf,
(ii) obtain and include with this Letter of Transmittal, Original Notes properly endorsed for transfer by the Holder, with signatures on the endorsement guaranteed by an Eligible Institution or (iii) effect a record transfer of such Original Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Original Notes on or prior to the Expiration Date. See Instruction 6.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Holders either if certificates are to be forwarded herewith or if delivery of Original Notes is to be made pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." For a Holder to properly tender Original Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date and either (i) certificates representing such Original Notes must be received by the Exchange Agent at such address or (ii) such Original Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and a Book-Entry Confirmation must be received by the Exchange Agent, in each case, on or prior to the Expiration Date. A Holder who desires to tender Original Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Original Notes are not immediately available must comply with the guaranteed delivery procedures described below.

     Holders whose certificates representing Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Original Notes by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures, (a) the tender must be made by or through an Eligible Institution; (b) a Notice of Guaranteed Delivery, substantially in the form provided herewith, properly completed and duly executed, must be received by the Exchange Agent as provided below on or prior to the Expiration Date; and (c) the certificates representing all tendered Original Notes, or a Book-Entry Confirmation with respect to all tendered Original Notes, together with this Letter of Transmittal, properly completed and duly executed, and any required signature guarantees and all other documents required by the Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL, REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     All tendering Holders, by execution of this Letter of Transmittal waive any right to any notice of the acceptance of their Original Notes for exchange.

     3. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. Tenders of Original Notes may be withdrawn at any time until the Expiration Date. Tendered Original Notes may not be withdrawn on or after the Expiration Date, unless the Exchange Offer is terminated without any Original Notes being accepted for exchange thereunder. In the event of such termination, such Original Notes will be returned to the tendering Holder as promptly as practicable.

     Any Holder of Original Notes who has tendered Original Notes or who succeeds to the record ownership of Original Notes in respect of which such tenders have previously been given may withdraw such Original Notes on or prior to the Expiration Date by delivery of a written notice of withdrawal subject to the limitations described herein. To be effective, a written or facsimile transmission notice of withdrawal of a tender must (i) be received by the Exchange Agent, at the addresses specified on the back cover of this Letter of Transmittal on or before the Expiration Date, (ii) specify the name of the Holder of the Original Notes to be withdrawn, (iii) contain the description of the Original Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such Original Notes and the aggregate principal amount represented by such Original Notes and (iv) be signed by the Holder of such Original Notes in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of relevant Original Notes into the name of the person withdrawing such Original Notes. The signature(s) on the notice of withdrawal of any tendered Original Notes must be guaranteed by an Eligible Institution unless the relevant Original Notes have been tendered for the account of an Eligible Institution. If the Original Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal even if physical release is not yet effected. A withdrawal of Notes can only be accomplished in accordance with the foregoing procedures. No Holder may withdraw Original Notes following the Expiration Date.

     All questions as to the validity, form and eligibility (including the time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. A purported notice of withdrawal that is not received by the Exchange Agent in a timely fashion will not be effective to withdraw tendered Original Notes. Any Original Notes that have been tendered but that are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable following the Expiration Date.

     A withdrawal of a tender of Original Notes may not be rescinded and any Original Notes properly withdrawn will not be deemed to be validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto. However, withdrawn Original Notes may be retendered by repeating one of the procedures described in Instruction 2 above at any time on or prior to the Expiration Date.

     4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF ORIGINAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than the entire principal amount of any Original Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the applicable principal amount of the Original Notes that are to be tendered in the box entitled "Description of Original Notes Tendered." The entire principal amount represented by the certificates for all Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered or not accepted for payment, new certificate(s) representing the remainder of the principal amount of the Original Notes that were evidenced by the old certificate(s) will be sent to the Holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration of the Exchange Offer.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; ENDORSEMENTS. If this Letter of Transmittal is signed by the Holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are names in which certificates are held.

     If this Letter of Transmittal or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

     If this Letter of Transmittal is signed by the Holder(s) of the Original Notes listed and transmitted hereby, no endorsements of certificates are required unless payment is to be made to, or certificates for Original Notes not tendered or not accepted for purchase are to be issued to, a person other than the Holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed by a person other than the Holder(s) of the Original Notes listed, the certificates representing such Notes must be properly endorsed for transfer by the Holder, together with a properly completed irrevocable proxy that authorizes such person to consent to the Proposed Amendments on behalf of such Holder, with signatures on the endorsement guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. The Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Original Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes are to be registered in the name of any person other than the Holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person) payable on account of the transfer to such person will be deducted from the interest paid on the Exchange offer unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of, and/or certificates representing Original Notes not accepted for exchange are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if Exchange Notes are to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders delivering Original Notes by book-entry transfer may request that Original Notes not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such Holder(s) may designate hereon. If no such instructions are given, such Original Notes not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer and accept for exchange any Original Notes tendered.

     9. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a Holder whose tendered Original Notes are accepted for exchange, or such Holder's assignee (in either case, the "Payee"), provide the Company (the "Payor"), with his or her correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the interest paid on the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that he is no longer subject to backup withholding.

     If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

     If the Original Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status." Such form may be obtained from the Payor.

     10. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES. Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated above for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Dealer Manager at its address set forth below or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR, OR CONFIRMATION OF BOOK-ENTRY TRANSFER WITH RESPECT TO, ANY TENDERED ORIGINAL NOTES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                         TO BE COMPLETED BY ALL PAYEES
                              (SEE INSTRUCTION 9)

------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: BANKERS TRUST COMPANY
 -------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE
 FORM W-9                        Name -----------------------------------------------------------------------------
                                 Address---------------------------------------------------------------------------
                                 (Number and Street)
                                ----------------------------------------------------------------------------------
                                   (City)                            (State)                            (Zip Code)
                                -------------------------------------------------------------------------------------
 DEPARTMENT OF THE               PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
 TREASURY INTERNAL               BOX AT RIGHT AND CERTIFY BY SIGNING AND    TIN ------------------------------------
 REVENUE SERVICE                 DATING BELOW                                      (Social Security Number or
                                                                                Employer Identification Number)
                                -------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR             PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE
 TAXPAYER IDENTIFICATION
 NUMBER (TIN) AND                (SEE INSTRUCTIONS)
 CERTIFICATION
                                -------------------------------------------------------------------------------------
                                 PART 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to
                                 me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                 (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                 SIGNATURE _______________________________________   DATE ________
------------------------------------------------------------------------------------------------------------------

     You must cross out Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1
                           OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I have mailed or delivered an application to receive a taxpayer identification number of the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor, the Payor is required to withhold 31 percent of all cash payments made to me until I provide a number.

SIGNATURE  DATE________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                             The Exchange Agent is:

                       U.S. TRUST COMPANY OF TEXAS, N.A.

             By Mail:                By Overnight Mail or Courier:                 By Hand:
U.S. Trust Company of Texas, N.A.  U.S. Trust Company of Texas, N.A.  U.S. Trust Company of Texas, N.A.
         Corporate Trust                    Corporate Trust                    Corporate Trust
           P.O. Box 841                 770 Broadway, 13th Floor          111 Broadway, Lower Level
          Cooper Station             New York, New York 10003-9598      New York, New York 10006-1906
  New York, New York 10276-0841
  Facsimile Transmission Number:         Confirm by Telephone:                   Information:
          (212) 420-6504                     (212) 420-6624                     (800) 225-2398
                                                                                (212) 420-6624